General Information / Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
General Information / Summary of Significant Accounting Policies
General information / summary of significant accounting policies
ASML, with its corporate headquarters in Veldhoven, the Netherlands, is engaged in the development, production, marketing, selling and servicing of advanced semiconductor equipment. ASML’s principal operations are in the Netherlands, the US and Asia.
Our shares are listed for trading in the form of registered shares on Euronext Amsterdam and on NASDAQ. The principal trading market of our ordinary shares is Euronext Amsterdam.
Basis of preparation
The accompanying Consolidated Financial Statements are stated in millions of euros unless indicated otherwise.
The accompanying Consolidated Financial Statements have been prepared in conformity with US GAAP. We have reclassified certain prior period amounts to align with the current period presentation.
Use of estimates
The preparation of our Consolidated Financial Statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities on the balance sheet dates, and the reported amounts of net sales and costs during the reported periods. Actual results could differ from those estimates. We evaluate our estimates continuously and we base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ from these estimates if the assumptions prove incorrect. To the extent there are material differences between actual results and these estimates, our future results could be materially and adversely affected. We believe that the accounting policies described below require us to make significant judgments and estimates in the preparation of our Consolidated Financial Statements. Our most critical accounting estimates include:

•	Revenue recognition

•	Business combinations

•	Inventories

•	Income taxes

•	Contingencies and litigation

•	Evaluation of long-lived assets for impairment
Principles of consolidation
The Consolidated Financial Statements include the Financial Statements of ASML Holding N.V. and all of its subsidiaries and the variable interest entity of which ASML is the primary beneficiary. All intercompany profits, balances and transactions have been eliminated in the consolidation.
Subsidiaries
Subsidiaries are all entities over which ASML has the control to govern financial and operating policies generally accompanying a shareholding of more than 50 percent of the outstanding voting rights. As from the date that these criteria are met, the financial data of the relevant subsidiaries are included in the consolidation.
Business combinations
Acquisitions of subsidiaries are included on the basis of the acquisition method. The cost of acquisition is measured based on the consideration transferred at fair value, the fair value of identifiable assets distributed and the fair value of liabilities incurred or assumed at the acquisition date (i.e., the date which we obtain control). The excess of the costs of an acquired subsidiary over the net of the amounts assigned to identifiable assets acquired and liabilities incurred or assumed, is capitalized as goodwill. Acquisition-related costs are expensed when incurred in the period they arise or the service is received.
Variable interest entities
We assess whether we have a controlling financial interest in any variable interest entity. We consolidate a variable interest entity when we have a variable interest that provides us with a controlling financial interest. We are deemed to have a controlling financial interest in a variable interest entity if both of the following characteristics are met: a) the power to direct the activities of a variable interest entity that most significantly impact the variable interest entity‘s economic performance and b) the obligation to absorb losses of the variable interest entity that could potentially be significant to the variable interest entity or the right to receive benefits from the variable interest entity that could potentially be significant to the variable interest entity.
Foreign currency translation
The financial information for subsidiaries outside the euro-zone is generally measured using local currencies as the functional currency. The Financial Statements of those foreign subsidiaries are translated into euros in the preparation of ASML’s Consolidated Financial Statements. Assets and liabilities are translated into euros at the exchange rate on the respective balance sheet dates. Income and costs are translated into euros based on the average exchange rate for the corresponding period. The resulting translation adjustments are recorded directly in shareholders’ equity.
Derivative financial instruments
We use derivative financial instruments for the management of foreign currency risks and interest rate risks. We measure all derivative financial instruments based on fair values derived from market prices of the instruments. We adopt hedge accounting for hedges that are highly effective in offsetting the identified hedged risks taking into account required effectiveness criteria.
Derivatives are initially recognized at fair value on the date a derivative contract is entered into and subsequently remeasured. The method of recognizing the resulting gain or loss depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged. We designate derivatives as one of the following:

•	A hedge of an exposure relating to changes in the fair value of a recognized asset or liability, that is attributable to a particular risk (fair value hedge).

•	A hedge of an exposure relating to the variability in the cash flows of a recognized asset or liability, or of a forecasted transaction, that is attributable to a particular risk (cash flow hedge).

•	A hedge of the foreign currency exposure relating to a net investment in a foreign operation (net investment hedge).
We document at the inception of the transaction the relationship between hedging instruments and hedged items, as well as our risk management objectives and strategy for undertaking various hedging transactions. We also document, both at hedge inception and on an ongoing basis, whether derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items.
Fair value hedge
Changes in the fair value of a derivative financial instrument, that is designated and qualified as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in the Consolidated Statements of Operations.
Hedge accounting is discontinued when we revoke the hedging relationship, the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. The adjustment to the carrying amount of the hedged item arising from the hedged risk is amortized to the Consolidated Statements of Operations from that date.
Interest rate swaps that are being used to hedge the fair value of fixed loan coupons payable are designated as fair value hedges. The change in fair value is intended to offset the change in the fair value of the underlying fixed loan coupons, which is recorded accordingly. The gain or loss relating to the ineffective portion of interest rate swaps hedging fixed loan coupons payable is recognized in the Consolidated Statements of Operations as interest and other, net.
Cash flow hedge
Changes in the fair value of a derivative that is designated and qualified as a cash flow hedge are recorded in OCI, net of taxes, until the underlying hedged transaction is recognized in the Consolidated Statements of Operations. In the event that the underlying hedge transaction will not occur within the specified time period, the gain or loss on the related cash flow hedge is released from OCI and included in the Consolidated Statements of Operations, unless extenuating circumstances exist that are related to the nature of the forecasted transaction and are outside our control or influence and which cause the forecasted transaction to be probable of occurring on a date that is beyond the specified time period.
Foreign currency hedging instruments that are being used to hedge cash flows related to forecasted sales or purchase transactions in non-functional currencies are designated as cash flow hedges. The gain or loss relating to the ineffective portion of the foreign currency hedging instruments is recognized in the Consolidated Statements of Operations in net sales or cost of sales.
Interest rate swaps that are being used to hedge changes in the variability of future interest cash flows to certain of our operating lease obligations are designated as cash flow hedges. The changes in fair value of the derivatives are intended to offset changes in future interest cash flows of such operating lease obligations. The gain or loss relating to the ineffective portion of interest rate swaps hedging the variability of future interest cash flows is recognized in the Consolidated Statements of Operations as interest and other, net.
Net investment hedge
Foreign currency hedging instruments that are being used to hedge changes in the value of a net investment are designated as net investment hedges. Changes in the fair value of a derivative that is designated and qualifies as a net investment hedge are recorded in other comprehensive income. The gain or loss relating to the ineffective portion is recognized in the Consolidated Statements of Operations as interest and other, net. Gains and losses accumulated in other comprehensive income are recognized in the Consolidated Statements of Operations when the foreign operation is (partially) disposed or sold.
Cash and cash equivalents
Cash and cash equivalents consist primarily of highly liquid investments, such as bank deposits, money market funds and interest-bearing bank accounts with insignificant interest rate risk and remaining maturities of 3 months or less at the date of acquisition.
Short-term investments
Investments with remaining maturities longer than 3 months and less than 1 year at the date of acquisition are presented as short-term investments. Gains and losses other than impairments, interest income and foreign exchange results, are recognized in OCI until the short-term investments are derecognized. Upon derecognition, the cumulative gain or loss recognized in OCI, is recognized in the Consolidated Statements of Operations.
Accounts receivable
Accounts receivable are measured at fair value and are subsequently measured at amortized cost using the effective interest rate method, less allowance for doubtful debts.
Inventories
Inventories are stated at the lower of cost (applying the first-in, first-out method) or net realizable value. Cost includes net prices paid for materials purchased, charges for freight and customs duties, production labor cost and factory overhead. Allowances are made for slow-moving, obsolete or unsellable inventory.
Allowances for inventory are determined based on the expected demand which is derived from sales forecasts, technical obsolescence as well as the expected net realizable value of the inventory.
Equity method investments
Equity investments, through which we are able to exercise significant influence but do not control, are accounted for using the equity method and presented on our Consolidated Balance Sheets within equity method investments. The difference between the cost of our investment and our proportionate share of the carrying value of the equity method investments’ underlying net assets as of the acquisition date is the basis difference. The basis difference is allocated to the identifiable assets and liabilities based on their fair value as of the acquisition date (i.e., the date which we obtain significant influence), with the excess costs of the investment over our proportional fair value of the identifiable assets and liabilities being equity method goodwill.
Under the equity method, after initial recognition at cost, our equity method investments are adjusted for our proportionate share of the profit or loss and other comprehensive income of the equity method investments, recognized on a one-quarter time lag and presented within Profit (loss) related to equity method investments. Our proportionate share of the profit or loss of the equity method investments is adjusted for any differences in accounting principles and policies, basis difference adjustments and intra-entity profits. Receipt of dividends reduces the equity method investments.
Goodwill
Goodwill represents the excess of the costs of an acquisition over the fair value of the amounts assigned to assets acquired and liabilities incurred or assumed of the acquired subsidiary at the date of acquisition. Goodwill on acquisition of subsidiaries is allocated to reporting units for the purpose of impairment testing. The allocation is made to those reporting units that are expected to benefit from the business combination in which the goodwill arose. Goodwill is tested for impairment annually at the start of the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of the goodwill may not be recoverable. Goodwill is stated at cost less accumulated impairment losses.
Other intangible assets
Other intangible assets include brands, intellectual property, developed technology, customer relationships, and other intangible assets. Other intangible assets are stated at cost, less accumulated amortization and accumulated impairment losses (for the amount exceeding goodwill). Amortization is calculated using the straight-line method based on the estimated useful lives of the assets. The following table presents the estimated useful lives of our finite-lived other intangible assets:

Category	Estimated useful life

Brands	20 years
Intellectual property	3 - 10 years
Developed technology	6 - 15 years
Customer relationships	8 - 18 years
Other	2 - 6 years

Property, plant and equipment
Property, plant and equipment are stated at cost, less accumulated depreciation and accumulated impairment losses. Costs of assets manufactured by ASML include direct manufacturing costs, production overhead and interest costs incurred for qualifying assets during the construction period. Depreciation is calculated using the straight-line method based on the estimated useful lives of the related assets. In the case of leasehold improvements, the estimated useful lives of the related assets do not exceed the remaining term of the corresponding lease.
The following table presents the estimated useful lives of our property, plant and equipment:

Category	Estimated useful life

Buildings and constructions	5 - 45 years
Machinery and equipment	1 - 5 years
Leasehold improvements	1 - 10 years
Furniture, fixtures and other equipment	3 - 5 years

Land is not depreciated.
Evaluation of long-lived assets for impairment
Long-lived assets include equity method investments, goodwill, other intangible assets and property, plant and equipment.
Our equity method investments are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of the equity method investments may not be recoverable. We remeasure our equity method investments at fair value when they are deemed to be other-than-temporarily impaired.
Goodwill is tested for impairment triggers annually at the start of the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of the goodwill may not be recoverable. These events or circumstances could include a significant change in the business climate, legal factors, operating performance indicators, competition, or sale or disposition of a significant portion of a reporting unit. This test is based on a two-step approach for each reporting unit (being an operating segment or one level below an operating segment) in which goodwill has been recorded. To determine whether it is necessary to perform this two-step approach we may first assess qualitative factors. If we determine that it is more likely than not (a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount (including goodwill), the two-step impairment test is performed. In the first step, the recoverability of goodwill is tested by comparing the carrying amount of the reporting unit including goodwill with the fair value of the reporting unit. If the carrying amount of the reporting unit is higher than the fair value of the reporting unit, the second step should be performed. Goodwill impairment is measured as the excess of the carrying amount of the goodwill or its implied fair value. The implied fair value of goodwill is determined by calculating the fair value of the various assets and liabilities included in the reporting unit in the same manner as goodwill is determined in a business combination. Any excess of the carrying amount over the implied fair value is recognized as an impairment loss.
Finite-lived other intangible assets and property, plant and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of those assets may not be recoverable. An impairment loss is recognized only if the carrying amount of finite-lived other intangible assets or property, plant and equipment is not recoverable and exceeds its fair value. The carrying amount is not recoverable if it exceeds the sum of the (un)discounted forecasted cash flows resulting from the use and eventual disposition of such asset. An impairment loss is measured as the amount by which the carrying amount exceeds its fair value.
In determining the fair value of long-lived assets, we make estimates about future cash flows. These estimates are based on our strategic plan updated with the latest available projections of the semiconductor industry and our income and cost expectations, which are consistent with the plans and estimates that we use to manage our business. We also make estimates and assumptions concerning our WACC. It is possible that actual results may differ from our plans, estimates and assumptions. Future adverse changes in market conditions may also require impairment of certain long-lived assets, which could have a material adverse effect on our financial condition and results of operations.
High-NA agreement
On November 3, 2016 we agreed with Carl Zeiss SMT GmbH to support their R&D costs, capital expenditures and other supply chain investments, in respect of High-NA, for an amount of EUR 760.0 million over 6 years, beginning in 2016. During 2017, we agreed to fund an additional EUR 325.0 million. In 2017 we paid an amount of EUR 147.5 million, of which EUR 55.8 million related to R&D costs and EUR 2.6 million related to supply chain support costs (2016: EUR 12.0 million, of which EUR 7.3 million related to R&D costs and no amount related to supply chain support costs). As of December 31, 2017 our estimated remaining commitment to Carl Zeiss SMT GmbH amounts to EUR 925.5 million (2016: EUR 748.0 million).
R&D and supply chain support costs are capitalized for the 24.9 percent because it directly benefits us through our investment in Carl Zeiss SMT Holding GmbH & Co. KG. The amount capitalized is presented within equity method investments. The remainder of this support relating to supply chain support costs is charged to the cost of sales as incurred, the part related to R&D costs is charged to the operating expenses as incurred.
The support provided related to capital expenditures consists of tooling and facilities. Funding provided for facilities is accounted for in property, plant & equipment as we are considered the accounting owner during the construction period. The support provided for tooling is determined to be a capital lease. Support provided for tooling prior to the asset being put into use is recorded in other assets and transferred into property, plant & equipment when put into use.

Revenue recognition
ASML recognizes revenue when all four revenue recognition criteria are met: persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; seller’s price to buyer is fixed or determinable; and collectability is reasonably assured. At ASML this policy generally results in revenue recognition from the sale of a system upon shipment. The revenue from the installation of a system is generally recognized upon completion of that installation at the customer site. Prior to shipment, systems undergo a Factory Acceptance Test in our cleanroom facilities, effectively replicating the operating conditions that will be present on the customer’s site, in order to verify whether the system will meet its standard specifications and any additional technical and performance criteria agreed with the customer. A system is shipped, and revenue is recognized, only after all contractual specifications are met or discrepancies from agreed-upon specifications are waived and customer sign-off is received for acceptance. In case not all specifications are met and the remaining performance obligation is not essential to the functionality of the system but is substantive rather than inconsequential or perfunctory, a portion of the sales price is deferred. When the remaining obligation is essential to the functionality of the delivered system, all revenue is deferred. Although each system’s performance is re-tested upon installation at the customer’s site, we have never failed to successfully complete installation of a system at a customer’s premises.
In connection with the introduction of new technology, we initially defer revenue recognition until acceptance of the new technology based system or field option and completion of installation at the customer’s premises. As our systems are based largely on two product platforms that permit incremental, modular upgrades, the introduction of genuinely "new" technology occurs infrequently, and in the past 17 years, has occurred on only two occasions: 2000 (TWINSCAN) and 2010 (EUV).
We have no significant repurchase commitments in our general sales terms and conditions. From time to time we repurchase systems that we have manufactured and sold and, following refurbishment, we resell those systems to other customers. This repurchase decision is mainly driven by market demand expressed by other customers and less frequently by explicit or implicit contractual arrangements relating to the initial sale. We consider reasonable offers from any vendor, including customers, to repurchase used systems so that we can refurbish, resell, and install these systems as part of our normal business operations. Once repurchased, the repurchase price of the used system is recorded in work-in-process inventory during the period it is being refurbished, following which the refurbished system is reflected in finished products inventory until it is sold to the customer. As of December 31, 2017 and 2016, ASML had no repurchase commitments.
We offer customers discounts in the normal course of sales negotiations. These discounts are directly deducted from the gross sales price at the moment of revenue recognition. From time to time, we offer free or discounted products or services (award credits) to our customers as part of a volume purchase agreement. In some instances these volume discounts can be used to purchase field options (system enhancements) and services. The related amount is recorded as a reduction in net sales at time of system shipment. The sales transaction that gives rise to these award credits is accounted for as a multiple element sales transaction as the agreements involve the delivery of multiple products. The consideration received from the sales transaction is allocated between the award credits and the other elements of the sales transaction. The consideration allocated to the award credits is recognized as deferred revenue until award credits are delivered to the customer and earned. The amount allocable to a delivered item is limited to the amount that is not contingent upon the delivery of additional items or meeting other specified performance conditions (the non-contingent amount).
Net sales are recognized excluding the taxes levied on sales (net basis).
For certain contracts and constructive obligations on which a loss is evident, we recognize the anticipated loss to the extent the costs of completing these contracts and constructive obligations exceed the amount of the contract price. When we satisfy these obligations, we utilize the related liability.
Multiple-element arrangements
The main portion of our net sales is derived from contractual arrangements with our customers that have multiple deliverables (elements), which mainly include the sale of our systems, installation and training services and extended and enhanced (optic) warranty contracts. The requirements for establishing separate units of accounting in a multiple element arrangement require that the allocation of arrangement consideration to each deliverable is based on the relative selling price of the deliverable.
Each element in the arrangement is accounted for as a separate unit of accounting provided the following criteria are met: i) the delivered products or services have value to the customer on a standalone basis; and ii) for an arrangement that includes a general right of return relative to the delivered products or services, delivery or performance of the undelivered product or service is considered probable and is substantially controlled by us. We consider a deliverable to have stand-alone value if the product or service is sold separately by us or another vendor or could be resold by the customer. Further, our sales arrangements do not include a general right of return relative to the delivered products. Where the aforementioned criteria for a separate unit of accounting are not met, the deliverable is combined with the undelivered element(s) and treated as a single unit of accounting for the purposes of allocation of the arrangement consideration and revenue recognition.
The hierarchy of evidence to determine a selling price in ASC 605-25 is as follows:

•	Vendor-specific objective evidence – The price at which we sell the element in a separate stand-alone transaction;

•	Third-party evidence – Evidence from us or other companies of the value of a largely interchangeable element in a transaction;

•	Best estimate of selling price – Our best estimate of the selling price of an element in the transaction.
To determine the selling price in multiple element arrangements, we establish vendor-specific objective evidence of the selling price for installation, training services and extended and enhanced (optic) warranty contracts. Vendor-specific objective evidence for installation is determined based on the costs we have to incur for the installation increased by the average margin that we realize on billable labor and materials consumed in comparable services (such as relocating a system to another customer site). Vendor-specific objective evidence for extended and enhanced (optic) warranty contracts is determined on the basis of equivalent products we sell on a standalone basis, such as full service contracts and billable lens swaps, and which are subject to normal price negotiations. Revenue from installation and training services is recognized when the services are completed. Revenue from extended and enhanced (optic) warranty contracts is recognized over the term of the contract. When we are unable to establish the selling price using vendor-specific objective evidence or third-party evidence, we use the best estimate of selling price. The objective of using best estimated selling price-based methodology is to determine the price at which we would transact a sale if the product or service were sold on a stand-alone basis. Accordingly, we determine the best estimate of selling price considering several internal and external factors including, but not limited to, pricing practices, gross margin objectives, market conditions, competitive environment, internal costs and geographies.
For our NXE:3300B, NXE:3350B and NXE:3400B systems, we are unable to determine vendor-specific objective evidence for installation, extended and enhanced (optic) warranty contracts. We determined for NXE:3300B, NXE:3350B and NXE:3400B systems that the best estimate of selling price is the appropriate reference in the fair value hierarchy for installation, extended and enhanced (optic) warranty contracts. We review selling prices periodically and maintain internal controls over the establishment and updates of these elements.
Lease arrangements
A lease is classified as a sales-type lease if any of the following lease classification criteria is met at its inception:

1.	The lease transfers ownership of the property to the lessee by the end of the lease term.

2.	The lease contains a bargain purchase option.

3.	The lease term is equal to 75 percent or more of the estimated economic life of the leased property.

4.
The present value at the beginning of the lease term of the minimum lease payments, excluding that portion of the payments representing executory costs such as insurance, maintenance, and taxes to be paid by the lessor, including any profit thereon, equals or exceeds 90 percent of the excess of the fair value of the leased property to the lessee at lease inception over any related investment tax credit retained by the lessor and expected to be realized by the lessor.

Revenue is recognized at commencement of the lease term of a sales-type lease if the collectability of the minimum lease payments is reasonably predictable and there are no uncertainties surrounding unreimbursable costs. The present value of the lease payments is recognized as a finance receivable. The difference between the gross receivable and the present value of the receivable is recognized as unearned interest in the Consolidated Statements of Operations.
A lease is classified as an operating lease if the lease classification criteria (as described above) are not met. If ASML has offered its customers an operating lease arrangement, the contract consideration is recognized in the Consolidated Statements of Operations on a straight-line basis over the period of the lease.
Warranty
We provide standard warranty coverage on our systems for 12 months and on certain optic parts for 60 months, providing labor and parts necessary to repair systems during the warranty period. The estimated warranty costs are accounted for by accruing these costs for each system upon recognition of the system sale. The estimated warranty costs are based on historical product performance and service records. We calculate the charge of average service hours and parts per system to determine the estimated warranty costs. On an annual basis, we assess, and update if necessary, our accounting estimates used to calculate the costs of the standard warranty coverage.
The extended and enhanced (optic) warranty on our systems is accounted for as a separate element of multiple element revenue recognition transactions.
Customer Co-Investment Program
In connection with the CCIP, we entered into investment agreements, shareholders agreements, NRE Funding Agreements and a commercial agreement with Participating Customers.
The investment agreements, shareholder agreements, NRE Funding Agreements and commercial agreement are accounted for as a multiple-element arrangement with each of the Participating Customers. Based upon ASC 605-25 Multiple-Element Arrangements guidance, the following two separate elements are identified: (1) the share issuance (governed by the investment agreements and the shareholder agreements) and (2) the NRE funding and commercial discounts and credits (governed by the NRE Funding Agreements and the commercial agreement with Intel).
The shares issued to the Participating Customers were recorded at fair value based on quoted share prices (EUR 3,977.4 million) with the remaining aggregate arrangement consideration allocated to the NRE funding and commercial discounts and credits. The difference between the fair value of the shares at the time of issuance and the subscription price of the shares (EUR 39.91) was recorded as a deduction from shareholders’ equity upon issuance of the shares (EUR 123.4 million). Shareholders’ equity is increased to the fair value of the shares as the portion of the NRE funding allocable to the shares is received over the NRE funding period (2013-2017).
A significant related party relationship existed between ASML and Intel as a result of the equity investment made by Intel as part of the CCIP. Based on the commercial discounts and credits (governed by the commercial agreement with Intel) and the significant related party relationship that existed during the period covered by these financial statements, all NRE funding from Intel was deferred and recognized in the Consolidated Statements of Operations only when the commercial discounts and credits are earned.
Accounting for shipping and handling fees and costs
ASML bills the customer for, and recognizes as net sales, any charges for shipping and handling costs. The related costs are recognized as cost of sales.
Cost of sales
Cost of system sales and field option sales comprise direct product costs such as materials, labor, cost of warranty, depreciation, amortization, shipping and handling costs and related overhead costs.
Costs of service sales comprise direct service costs such as materials, labor, depreciation and overhead costs.
Other income
The portion of the NRE funding from TSMC and Samsung not allocable to the shares issued to those Participating Customers under the CCIP was recognized in other income when the R&D costs relating to lithography projects were recognized over the NRE funding period (2013-2017).
Research and development costs and credits
Costs relating to R&D are charged to operating expenses as incurred. ASML receives subsidies and other grants from several Dutch and international (inter-)governmental institutes (‘government grants’). These government grants that cover R&D costs relating to approved projects are recorded as R&D credits in the R&D costs in the Consolidated Statements of Operations.
Government grants are not recognized until there is reasonable assurance that ASML will comply with the conditions and that the grants will be received.
Government grants that are received as compensation for expenses or losses already incurred, or for the purpose of giving immediate financial support to ASML with no future related costs are recognized in the Consolidated Statements of Operations in the period in which they become receivable.
Share-based payments
Compensation expenses in relation to share-based payments are recognized based upon the grant-date fair value of stock options and shares. The grant-date fair value of stock options is estimated using a Black-Scholes option valuation model. This Black-Scholes model requires the use of assumptions, including expected share price volatility, the estimated life of each award and the estimated dividend yield. The risk-free interest rate used in the model is determined, based on an index populated with euro-denominated European government agency bond with high credit ratings and with a life equal to the expected life of the equity-settled share-based payments. The grant-date fair value of shares is determined based on the closing price of our shares listed at Euronext Amsterdam on the grant-date.
The grant-date fair value of the equity-settled share-based payments is, based on the terms and conditions, expensed over the vesting period, based on our estimate of equity instruments that will eventually vest. At each balance sheet date, we revise our estimate of the number of equity instruments expected to vest. The impact of the revision of the original estimates, if any, is recognized in the Consolidated Statements of Operations in the period in which the revision is determined, with a corresponding adjustment to shareholders’ equity.
Income taxes
The asset and liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the tax effect of incurred net operating losses and for tax consequences attributable to differences between the balance sheet carrying amounts of existing assets and liabilities and their respective tax bases. If it is more likely than not that the carrying amounts of deferred tax assets will not be realized, a valuation allowance is recorded for the differences. Tax expense includes current taxes on profit as well as actual or potential withholding taxes on current and expected income from group companies.
Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statements of Operations in the period that includes the enactment date.
We recognize liabilities for uncertain tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50 percent likely of being realized upon settlement. While we believe we have appropriate support for the positions taken on our tax returns, we regularly assess the potential outcomes of examinations by tax authorities in determining the adequacy of our provision for income taxes, and adjust the income tax provision, income taxes payable and deferred taxes in the period in which the facts that give rise to a revision become known.
Contingencies and litigation
In connection with proceedings and claims, our management evaluates, based on the relevant facts and legal principles, the likelihood of an unfavorable outcome and whether the amount of the loss can be reasonably estimated. In most cases, management determined that either a loss was not probable or was not reasonably estimable. Significant subjective judgments were required in these evaluations, including judgments regarding the validity of asserted claims and the likely outcome of legal and administrative proceedings. The outcome of these proceedings, however, is subject to a number of factors beyond our control, most notably the uncertainty associated with predicting decisions by courts and administrative agencies. In addition, estimates of the potential costs associated with legal and administrative proceedings frequently cannot be subjected to any sensitivity analysis, as damage estimates or settlement offers by claimants may bear little or no relation to the eventual outcome. Finally, in any particular proceeding, we may agree to settle or to terminate a claim or proceeding in which we believe that it would ultimately prevail where we believe that doing so, when taken together with other relevant commercial considerations, is more cost-effective than engaging in an expensive and protracted litigation, the outcome of which is uncertain.
We accrue for legal costs related to litigation in our Consolidated Statements of Operations at the time when the related legal services are actually provided.
Net income per ordinary share
Basic net income per ordinary share is calculated by dividing net income by the weighted average number of ordinary shares outstanding for that period. The dilutive effect is calculated using the treasury stock method. Excluded from the diluted weighted average number of shares outstanding calculation are cumulative preference shares contingently issuable to the preference share foundation, since they represent a different class of stock than the ordinary shares.
The basic and diluted net income per ordinary share has been calculated as follows:

Year ended December 31	2015	2016	2017
(in millions, except per share data)	EUR	EUR	EUR

Net income	1,387.2	1,471.9	2,118.5

Weighted average number of shares outstanding	430.6	425.6	429.8
Basic net income per ordinary share	3.22	3.46	4.93

Weighted average number of shares outstanding	430.6	425.6	429.8
Plus shares applicable to
Options and conditional shares	2.0	2.1	1.8

Dilutive potential ordinary shares	2.0	2.1	1.8

Diluted weighted average number of shares [1]	432.6	427.7	431.6
Diluted net income per ordinary share [1]	3.21	3.44	4.91

1.
The calculation of diluted net income per ordinary share assumes the exercise of options issued under our stock option plans and the issuance of shares under our share plans for periods in which exercises or issuances would have a dilutive effect. The calculation of diluted net income per ordinary share does not assume exercise of options when exercise would be anti-dilutive.

Comprehensive income
Comprehensive income consists of net income and OCI.
OCI refers to gains and losses that are not included in net income (loss), but recorded directly in shareholders’ equity. For the years ended December 31, 2017, 2016 and 2015 comprehensive income consists of net income, unrealized gains and losses on financial instruments, being derivative financial instruments designated for cash flow hedge accounting, net of taxes, and unrealized gains and losses on foreign currency translation and effective portion of hedges on net investments, net of taxes. In 2017 the OCI also contains gains and losses that are not included in net income (loss) related to the proportionate share of other comprehensive income from equity method investments.
New US GAAP accounting pronouncements
For the below mentioned ASUs, issued up to the date of this report but not yet adopted by us, the impact on our Financial Statements needs to be assessed:
In March 2014 the FASB issued ASU No. 2014-9 "Revenue From Contracts With Customers (Topic 606)". In August 2015 the FASB amended ASU No. 2014-9 to defer the effective date by one year to annual reporting periods beginning after December 15, 2017 (ASU No. 2015-14 "Revenue From Contracts With Customers (Topic 606): Deferral of the Effective Date"). In March 2016, the FASB released ASU No. 2016-08 "Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net)" which clarifies the implementation guidance on principal versus agent considerations. In April 2016, the FASB issued ASU No. 2016-10 "Revenue from Contracts with Customers (Topic 606)" which clarifies guidance related to identifying performance obligations and licensing implementation guidance contained in the new revenue recognition standard. In May 2016 ASU No. 2016-12 "Revenue from Contracts with Customers (Topic 606) - Narrow-Scope Improvements and Practical Expedients" was issued by the FASB which affects entities with transactions included within the scope of Topic 606. The scope of that Topic includes entities that enter into contracts with customers to transfer goods or services (that are an output of the entity’s ordinary activities) in exchange for consideration. ASU No. 2016-20 “Technical corrections and improvements to Topic 606, revenue from contracts with customers” covers a variety of topics related to the new revenue recognition standard. The amendments in this Update represent minor corrections and improvements to the Codification that are not expected to have a significant effect on current accounting practice or create a significant administrative cost to most entities. In ASU No. 2017-03 “Accounting Changes and Error Corrections (Topic 250) and Investments - Equity Method and Joint Ventures (Topic 323): Amendments to SEC Paragraphs Pursuant to Staff Announcements at the September 22, 2016 and November 17, 2016 EITF Meetings” the standard is amended to include the SEC Staff announcement on September 22, 2016. It requires a registrant to include appropriate financial statement disclosures about the potential material effects of ASUs, which have not yet been adopted.
The new standard is effective for interim and annual periods beginning after December 15, 2017 and allows for either full retrospective adoption or modified retrospective adoption. We selected full retrospective adoption and will therefore restate 2017 and 2016 presented in our 2018 Consolidated Financial Statements upon adoption.
We are finalizing our impact assessment of the new revenue recognition standard on our accounting policies and our contracts affecting our 2016 results. At this time, we cannot reasonably estimate the exact financial impact of implementing this new standard. However, for 2016 we expect an increase of our total net sales between 0 and 5 percent and an increase of our net income between 2 and 10 percent due to a shift in timing of revenue recognition. Based on our assessment of the impact of ASU No. 2014-9 on the Consolidated Balance Sheets we expect a significant decrease in our net contract assets and contract liabilities as of December 31, 2016.
We have assessed the new accounting standard against our accounting policies and determined the expected impact. The most significant changes in our accounting policies as a consequence of adopting ASU No. 2014-09 are expected to be:

•	Certain upgrades and services change from point in time revenue recognition upon completion of the performance obligation to over time revenue recognition throughout the upgrade and service period.

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Options to buy additional goods or services provided within our contracts, offered at a discount incremental to our stand-alone selling price, are now considered performance obligations and therefore consideration is allocated from the contract. Revenue is recognized for these material rights when the future goods or services are transferred or the option to buy expires.

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For bill-and-hold transactions there is no longer a required fixed schedule of delivery and when a customer requests for the bill-and-hold transaction there is assumed to be a substantial reason. We will follow the requirements under Topic 606 in order to recognize revenue.

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A change from allocating the consideration of a contract to the elements of the contract using relative selling price determined through vendor-specific objective evidence or the best estimate of selling price to allocating the consideration of a contract based on stand-alone selling prices determined using the adjusted market approach in accordance with Topic 606.

In February 2016, FASB issued ASU No. 2016-2 "Leases (Topic 842)". The objective of this topic is to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the Consolidated Balance Sheets and disclosing key information about leasing arrangements by lessees. The new Standard is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years and supersede the leases requirements in Topic 840, Leases. Early application is permitted as of the beginning of an interim or annual reporting period. The most significant change in our accounting policies as a consequence of adopting ASU No. 2016-2 is expected to be the recognition of right-of-use assets and lease liabilities for our operating leases. We are adopting this standard as per January 1, 2018. The amendments are required to be applied using a modified retrospective approach. We completed our retrospectively adjusting financial information and expect adoption of the Standard will result in recognition of additional right-of-use assets and lease liabilities for operating leases of approximately EUR 130 million as of December 31, 2016 and EUR 115 million as of December 31, 2017. The Standard does not have an impact on our net income in 2016 and 2017.
ASU No. 2016-13 "Financial Instruments - Credit Losses (Topic 326)" was issued by the FASB in June 2016 and will provide financial statement users with more information about the expected credit losses on financial instruments and other commitments to extend credit held by an entity at each reporting date. The Update is effective for fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. Early adoption is permitted for periods after December 15, 2018. The Standard will be applied using a modified retrospective approach, which requires a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the Standard is effective. We will therefore not restate prior years presented in our Consolidated Financial Statements upon adoption. We are currently in the process of determining the impact of implementing this Standard on our Consolidated (Condensed Interim) Financial Statements.
In October 2016, ASU No. 2016-16 "Income Taxes (Topic 740) Intra-Entity Transfers of Assets Other Than Inventory" was issued by the FASB. The purpose of this Update is to improve the accounting for the income tax consequences of intra-entity transfers of assets other than inventory. The prepaid taxes under US GAAP were calculated based on the tax rate applicable in the seller’s rather than the purchaser’s tax jurisdiction. Based on this Update as of January 1, 2018 prepaid taxed as calculated using the purchaser’s rather than the seller’s tax jurisdiction (except for prepaid taxes arising from Intra-Entity Transfers of Inventory). The Update is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. This change in accounting will be adjusted based on a modified retrospective basis with a cumulative- effect adjustment to retained earnings as of the beginning of the period of adoption. The impact of implementing this standard on our Consolidated Financial Statements mainly relates to a so-called bi-lateral advanced pricing agreement between the US and the Dutch tax authorities on a inter group transfer of intellectual property rights. We expect that this new Standard will have an impact of approximately EUR 95 million on retained earnings and other assets in the Consolidated Balance Sheets.
We believe that the impact of all other recently issued ASUs, not yet adopted by us, are not expected to be material.